Prospectus supplement dated June 14, 2013
to the following prospectus(es):
Nationwide Destination C, Nationwide Destination EV 2.0, Nationwide Destination EV New York 2.0, Nationwide Destination B 2.0, Nationwide Destination B New York 2.0, Nationwide Destination L 2.0, Nationwide Destination L New York 2.0, Nationwide Destination Navigator 2.0, Nationwide Destination Navigator New York 2.0, Nationwide Destination All American Gold 2.0, Nationwide Destination All American Gold New York 2.0, and Nationwide Destination Architect 2.0 prospectus dated May 1, 2013
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
1) Effective on or about June 17, 2013, Invesco Advisers, Inc. will no longer be a sub-adviser for the Nationwide Variable Insurance Trust – NVIT International Equity Fund and will be replaced by Lazard Asset Management LLC.
2) The following underlying investment options are offered under the contract. Effective August 12, 2013, the names of the investment options will be updated as indicated below:
CURRENT NAME	UPDATED NAME
American Funds Insurance Series® - Protected Asset Allocation Fund: Class P2	American Funds Insurance Series® - Managed Risk Allocation Fund: Class P2
PROS-0228